UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2006
FORD CREDIT FLOORPLAN MASTER OWNER TRUST A
(Issuing entity)
(Exact name of registrant as specified in its charter)
FORD MOTOR CREDIT COMPANY
(Sponsor)

FORD CREDIT FLOORPLAN CORPORATION	FORD CREDIT FLOORPLAN LLC

(Depositor)	(Depositor)

Delaware (State or Other Jurisdiction of Incorporation)	Delaware (State or Other Jurisdiction of Incorporation)

333-60756 (Commission File Number)	38-2973806 (I.R.S. Employer Identification No.)	333-60756-01 (Commission File Number)	38-3372243 (I.R.S. Employer Identification No.)

Ford Credit Floorplan Corporation c/o Ford Credit SPE Management Office c/o Ford Motor Company World Headquarters — Suite 322-E1 One America Road Dearborn, Michigan	48126	Ford Credit Floorplan LLC c/o Ford Credit SPE Management Office c/o Ford Motor Company World Headquarters — Suite 322-E1 One America Road Dearborn, Michigan	48126

(Address of Principal Executive Offices)	(Zip Code)	(Address of Principal Executive Offices)	(Zip Code)

(313) 594-3495	(313) 594-3495

(Registrant’s telephone number including area code)	(Registrant’s telephone number including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events
Item 8.01 Other Events
          On June 5, 2006, Ford Credit Floorplan Master Owner Trust A, a Delaware statutory trust (the “Issuer”), and JPMorgan Chase Bank, National Association, as indenture trustee (the “Indenture Trustee”), entered into an Omnibus Amendment No. 1, dated as of June 5, 2006 and effective as of July 17, 2006 (the “Omnibus Amendment”) to (i) the Series 2002-1 Indenture Supplement, dated as of January 28, 2002 (the “Series 2002-1 Indenture Supplement”), between the Issuer and the Indenture Trustee, as previously amended and restated on January 14, 2005; (ii) the Series 2004-1 Indenture Supplement, dated as of July 1, 2004 (the “Series 2004-1 Indenture Supplement”), between the Issuer and the Indenture Trustee, as previously amended by Amendment No. 1 thereto, dated as of January 14, 2005; and (iii) the Series 2005-1 Indenture Supplement, dated as of June 1, 2005 (the “Series 2005-1 Indenture Supplement” and, together with the Series 2001-2 Indenture Supplement and the Series 2004-1 Indenture Supplement, the “Indenture Supplements”), between the Issuer and the Indenture Trustee, each supplemental to the Indenture, dated as of August 1, 2001 (the “Indenture”), between the Issuer and the Indenture Trustee.
          All conditions precedent to the execution of the Omnibus Amendment have been satisfied and the Omnibus Amendment is filed as Exhibit 4.1 to this current report on Form 8-K.
          The Omnibus Amendment increases the Subordination Factor for Series 2002-1 from 8.25% to 13.00% and for Series 2004-1 and Series 2005-1 from 6.75% to 11.50%.
Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:
               4.1. Omnibus Amendment No. 1, dated as of June 5, 2006, between Ford Credit Floorplan Master Owner Trust A, as issuer, and JPMorgan Chase Bank, National Association, as indenture trustee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrants have duly caused this Report to be signed on their respective behalfs by the undersigned hereunto duly authorized.

FORD CREDIT FLOORPLAN CORPORATION
By:	/s/ Joseph P. Topolski
	Name:	Joseph P. Topolski
	Title:	Assistant Secretary

FORD CREDIT FLOORPLAN LLC
By:	/s/ Joseph P. Topolski
	Name:	Joseph P. Topolski
	Title:	Assistant Secretary

     Dated: June 6, 2006

3

EXHIBIT INDEX

Exhibit No.	Description
4.1	Omnibus Amendment No. 1, dated as of June 5, 2006, between Ford Credit Floorplan Master Owner Trust A, as issuer, and JPMorgan Chase Bank, National Association, as indenture trustee.

4